American Beacon U.S. Government Money Market Select Fund

Supplement dated

May 29, 2020

to the

Summary Prospectus, Prospectus, and Statement of Additional Information dated April 29, 2020

Effective May 29, 2020, direct mutual fund accounts will no longer be offered to new shareholders of the American Beacon U.S. Government Money Market Select Fund (the “Fund”), a series of American Beacon Select Funds (the “Trust”).

Existing direct mutual fund account shareholders will continue to be able to buy or sell shares through their existing direct mutual fund accounts, but will no longer be able to open new direct mutual fund accounts. American Beacon Advisors, Inc. (the “Manager”) may allow the following individuals to open new direct mutual fund accounts in its sole discretion: (i) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., (ii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iii) members of the Board of Trustees of the Trust, (iv) employees of Kelso & Company, L.P. or Estancia Capital Management, LLC, the Manager’s indirect parent companies, and (v) members of the Manager’s Board of Directors.

This information hereby supersedes and replaces any contrary information included in the Fund's summary prospectus, prospectus, and statement of additional information.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE